Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Apimeds Pharmaceuticals US, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), the undersigned principal financial officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

APIMEDS PHARMACEUTICALS US, INC.

Date: August 19, 2025	By:	/s/ Erick Frim
	Name:	Erick Frim
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)